UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Earliest Event Reported): June 18, 2008

ProElite, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	000-31573	22-3161866
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12121 Wilshire Boulevard, Suite 1001 Los Angeles, California		90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 806-9420

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  Entry into a Material Definitive Agreement.

On June 18, 2008, the Company entered into a Senior Secured Note Purchase Agreement and related documents with Showtime Networks, Inc. (“Showtime”), copies of which agreements are attached hereto as Exhibits 2.1 to 2.5 and incorporated herein by reference. Under the agreements, Showtime funded a note payable by the Company and the Company issued warrants to Showtime.

The note has a face value of $3,500,000, of which the Company received $3,000,000 after an original issue discount of $500,000, and a first priority security interest in all assets of the Company. The note accrues interest at 10% per annum payable at maturity. The note matures on June 17, 2009. The note agreement includes a covenant that the Company maintain a minimum unrestricted cash balance of $550,000. The face value of the note together with accrued, unpaid interest may be prepaid without penalty prior to maturity.

Additionally, the Company’s existing note payable to Showtime networks dated December 17, 2007 with principal balance of $1,822,086 was also given a first priority security interest in the assets of the Company, and the maturity date of this note was extended to March 31, 2009.

In connection with the financing, the Company issued a warrant (“Warrant”) to purchase 100,000 shares of common stock. The warrant has an exercise price of $0.01 per share and a term of 36 months.

The Senior Secured Note Purchase Agreement allows the Company to raise additional indebtedness up to $3,500,000 (“Additional Indebtedness”) with collateral pari pasu with the Showtime notes provided that Showtime has approval rights over any new provider of Additional Indebtedness, the right to purchase any Additional Indebtedness from new providers of debt, and sole power to exercise remedies upon a default of any Additional Indebtedness.

ITEM 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 is included herein by reference.

ITEM 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 with respect to the Warrant is included herein by reference. The Warrant was issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof and Regulation D.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROELITE, INC.

Date: June 23, 2008	By:	/s/ CHARLES CHAMPION
Charles Champion, Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Senior Secured Note Purchase Agreement among ProElite, Inc. and Showtime Networks, Inc.

2.2	Senior Secured Note

2.3	Security Agreement

2.4	Warrant to Purchase Common Stock

2.5	Letter from Showtime Networks, Inc. to ProElite, Inc. extending maturity date of note payable dated December 17, 2007